SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2002

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

  United States of America               0-25233                  06-1537499
  -------------------------       --------------------       -------------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                                10901
-----------------------------------------                              ---------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

             The following Exhibits are filed as part of this report:

          Exhibit No.                          Description
          -----------                          -----------

            99 Slide presentation to be made at investor conference on December 3, 2002 and distributed to conference attendees

Item 9.   Regulation FD Disclosure
          ------------------------

          On December 3, 2002, Provident Bancorp, Inc. (the "Company") will make a slide presentation at the Friedman Billings Ramsey 9th Annual Investor Conference and the Company will distribute a paper copy of the presentation to conference attendees. The presentation discusses the Company's current and historic performance and strategies.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     PROVIDENT BANCORP, INC.



DATE: December 2, 2002              By:    /s/ George Strayton
                                           -------------------------------------
                                           George Strayton
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit No.                                 Description
         -----------                                 -----------

            99 Slide presentation to be made at investor conference on December 3, 2002 and distributed to conference attendees